                              U S LIQUIDS INC.
                   AMENDED AND RESTATED STOCK OPTION PLAN
                       GRANT OF INCENTIVE STOCK OPTION

     This Grant is made as of this ____ day of _____________, 19__, (the "Date of Grant") at _______________________, by and between U S LIQUIDS INC. (hereinafter referred to as the "Company") and _______________________ (hereinafter referred to as the "Optionee").

     1. EXPLANATORY STATEMENT. The Optionee is an employee of the Company and it is important to the Company that the Optionee be encouraged to provide Optionee's best efforts in furthering the interests of the Company. Accordingly, the Company desires to afford the Optionee an opportunity to purchase shares of the Company's $.01 par value common stock (the "Common Stock") as hereinafter provided and to otherwise carry on the purposes of the U S Liquids Amended and Restated Stock Option Plan (the "Plan"). The option granted hereunder is intended to be an Incentive Stock Option under the Plan.

     2. DEFINITIONS. All terms defined in the Plan shall have the same meaning when used herein unless otherwise expressly indicated.

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     3.  GRANT OF OPTION.  Subject to the terms and conditions of this Grant as well as the terms and conditions of the Plan, which are incorporated herein by reference, the Optionee is hereby granted the right and option (the "Option") to purchase from the Company for the consideration specified in
Section 4.3 below, all or any part of the aggregate of __________ shares of the Common Stock (the "Option Shares") at a purchase price of $______ per share (the "Option Price"), which price shall not in any event be less than the Fair Market Value (as defined in Article II of the Plan) of such shares as of the Date of Grant. The Option must be exercised as hereinafter provided.

     4. TERMS AND CONDITIONS. It is understood and agreed by the parties hereto that the Option evidenced hereby is subject to the following terms and conditions:

          4.1 EXPIRATION DATE. Pursuant to Section VI(d) of the Plan, the Option shall expire ___________ years after the Date of Grant (the "Option Term") unless extended or contracted by the Committee; provided, that in no event shall

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     the Option Term be greater than 10 years from the Date of Grant.  The
     Option granted hereunder may also be terminated pursuant to ARTICLES VI and VIII of the Plan, Sections 4.2, 4.3, 4.4 and 5 hereof, or as otherwise expressly provided herein.

          4.2 EXERCISABILITY OF OPTION. Subject to the other terms and conditions of the Plan and this Grant with respect to exercisability, this Option may be exercised and the Option Shares purchased in accordance with the following schedule:

                                           This Option Shall Be
          On or After                   Exercisable With Respect To
      The Following Date                       The Following
      ------------------                       -------------
                                        Percent of        Number of
                                      Total Grant(1)        Shares
                                      --------------        ------


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(1)  The computation of the number of shares exercisable shall exclude fractional shares.

     Any shares not purchased by exercise of the Option during each exercise period shall be available for purchase under the Option in a subsequent period.

     Any exercise shall be accompanied by a written notice in the form of Exhibit "A" to the Company specifying the number of shares as to which the Option is being exercised. Notation of any partial exercise shall be made by the Company on Schedule "1" hereto. No fractional shares shall be issued by the Company with respect to the exercise of an Option.



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          4.3  PAYMENT OF PURCHASE PRICE UPON EXERCISE.  At the time of any exercise, payment for the shares of Common Stock purchased pursuant to this Option shall be made in full, in (i) cash, certified check or other immediately available funds for the aggregate exercise price for such Option Shares (ii) the exchange of a number of shares of Common Stock owned by the Optionee free and clear of all liens or encumbrances, the fair market value of which at the time of exercise is equal to the aggregate exercise price of such shares an accompanied by executed stock powers and other documents of transfer requested by the Company (iii) the relinquishment of options to purchase Option Shares which shall be deemed to have a value equal to the aggregate fair market value of the Option Shares issuable upon exercise thereof less the aggregate exercise price for those Option Shares, or (iv) a combination of (i), (ii) and (iii). Notwithstanding the foregoing, no fractional shares shall be accepted by the Company with respect to the payment for shares of Common Stock purchased pursuant to this Option. If the Optionee fails to pay for any of the shares of Common Stock subject to this Option after notifying the Company of the Optionee's

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     exercise pursuant to Section 4.2 above, the Optionee's right to purchase
     Option Shares may be terminated by the Company. The date specified in the Optionee's notice as the Date of Exercise shall be deemed the Date of Exercise of the Option, if payment in full for the Common Stock to be purchased upon such exercise shall be received by such date.



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          4.4  NONTRANSFERABILITY.  This Option shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, this Option shall be exercisable only by the Optionee, or, subject to the terms and conditions of Section 5 hereof, by the Optionee's legal guardian in the event the Optionee becomes disabled. Upon death of the Optionee, this Option may, subject to the terms and conditions of Section 5 hereof, be exercised by the executor or administrator or similar personal representative of the estate of the Optionee. This Option shall not be subject to attachment, execution or other similar process. Any (a) attempt by the Optionee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option except as provided for herein, or (b) attempt by a third person to levy on or attach, execute or exercise any similar process upon the rights or interests hereby conferred shall be void. Further, in the event of any action described in clauses (a) or (b) of the preceding sentence, the Company may terminate the Option by notice to the Optionee and the Option shall thereupon become null and void.

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

          4.5 NO RIGHTS AS A COMMON STOCKHOLDER. The Optionee shall have no rights as a stockholder with respect to any shares of Common Stock subject to this Option prior to the date of issuance to the Optionee of a certificate or certificates for such shares of Common Stock.

          4.6 NO RIGHT TO CONTINUED EMPLOYMENT. This Option shall not confer upon the Optionee any right with respect to continuance of employment by the Company or any Subsidiary nor shall it interfere in any way with the right of the Optionee's employer to terminate the Optionee's employment at any time.

          4.7 OPTIONEE UNDER NO OBLIGATION TO EXERCISE. The Optionee shall be under no obligation to exercise the Option granted hereunder.


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          4.8  DELIVERY OF COMMON STOCK.  As soon as practicable after the
     Exercise Date with respect to any Option exercised pursuant to the terms hereof, the Company shall cause to be delivered to the Optionee, a certificate or certificates for the Common Stock then being purchased (from theretofore unissued Common Stock or reacquired stock as the Company may elect) upon full payment for such Common Stock. The obligation of the Company to deliver Common Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Common Stock upon any securities exchange, under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of or in connection therewith, the Option or the issuance or purchase of Common Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

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

     5.   TERMINATION OF OPTION.

          (a) The Option and all rights hereunder with respect thereto, to the extent such rights have not been exercised, shall terminate and become null and void after the expiration of the Option Term as specified in Section
     4.1 hereof.

          (b) Upon the Optionee's ceasing for any reason to be employed by the Company (such occurrence being a "Termination of Optionee's Employment"), the Option to the extent not exercisable shall immediately terminate and become null and void. Further, the Option to the extent exercisable but not previously exercised shall terminate and become null and void on the date ninety (90) days following the Termination of the Optionee's Employment except in the case where Termination of the Optionee's Employment is by reason of death, disability or for cause as set forth in
     Section 5(d) below. Upon termination of the Optionee's employment by reason of death or disability, the Option may be exercised to the extent it is exercisable on the date of such death or disability as follows:

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               (i)  In the event the Optionee's termination of employment due to death, the Option, to the extent exercisable upon the date of the Optionee's death (the "Date of Death"), shall be exercisable for a period equal to the earlier to occur of twelve months after the Date of Death or six months following the date of issuance of letters testamentary or letters of administration to the executor or administrator of the estate of the deceased Optionee.

               (ii) In the case the Optionee's employment is terminated due to Disability, as such term is defined in the Plan, the Option to the extent exercisable as of the date of termination due to Disability shall be exercisable for a period of one-year from the date of termination.

          Notwithstanding the foregoing, in no event, shall any such period extend beyond the Option Term. The determination as to the cause of the Termination of Optionee's Employment including, without limitation, the determination of whether

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     such Termination is due to the Optionee's disability shall be made exclusively and in the absolute discretion of the Committee.

          (c) The transfer of the Optionee's employment between the Company and any Subsidiary of the Company or between Subsidiaries of the Company shall not be deemed to be a Termination of the Optionee's Employment.

          (d) Notwithstanding any other provision set forth herein or in the Plan, if the Optionee shall (i) commit any act of malfeasance or wrongdoing affecting the Company or any Subsidiary of the Company (ii) breach any covenant not to compete or employment contract with the Company or any Subsidiary of the Company or (iii) engage in conduct that would warrant the Optionee's discharge for cause (excluding the general dissatisfaction with the performance of the Optionee's duties but including any act of disloyalty or any conduct clearly tending to bring discredit upon the Company or any Subsidiary of the Company) any unexercised portion of the Option shall immediately terminate and become void.

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     6.   ADJUSTMENT OF AND CHANGES IN COMMON STOCK.  In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of capital stock of the Company, the Committee may make such adjustment as it deems appropriate in the number and kind of shares of Common Stock subject to the Option or in the Option Price subject to and as set forth in Article VIII of the Plan.

     7. AMENDMENT OF OPTION. The Option may be amended by the Committee at any time (i) if the Committee determines, in its sole discretion, that amendment is necessary or advisable in light of any addition to or change in the Internal Revenue Code or in the regulations issued thereunder, or any federal or state securities law or other law or regulation which change occurs after the Date of Grant and by its terms applies to the Option; or
(ii) other than in the circumstances described in Clause (i), with the consent of the Grantee.

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     8.  OPTIONEE BOUND BY TERMS OF PLAN.  The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms, conditions and provisions hereof.

     9. NOTICES. Any notice hereunder to the Company shall be addressed to its offices at:
                    U S Liquids Inc.
                    411 North Sam Houston Parkway East, Suite 400
                    Houston, Texas  77060
                    Attn:  Chief Financial Officer

Any notice hereunder to the Optionee shall be addressed to the Optionee at:

                    --------------------------
                    --------------------------
                    --------------------------

subject to the right of either party to designate at any time hereafter in writing some other notice address.

     10. COUNTERPARTS. This Grant has been executed in two counterparts each of which shall constitute one and the same instrument.

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     11.  PARAGRAPH HEADINGS.  The paragraph headings contained in this Grant are for convenience only and shall not be used to interpret the terms hereof.

     12. GOVERNING LAW AND CHOICE OF FORUM. This Grant shall be governed by and construed in accordance with the laws of the State of Texas. The parties hereto agree that any action brought to enforce or interpret the terms of this Grant shall be brought exclusively in the ___________________________, State of ___________ or the Federal District Court for the ____________ District of ______________, and the parties hereto hereby expressly consent to the jurisdiction and venue of said courts.

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

     IN WITNESS WHEREOF, U S Liquids Inc. has caused this Grant to be executed by its President or Vice President, and the Optionee has executed this Grant both as of the day and year first written above.

COMPANY:                      U S LIQUIDS INC.



                              By:
                                 -------------------------------
                                  Title:
                                        ------------------------


                              ACCEPTED AND AGREED:


OPTIONEE:
                              -----------------------------------
                              ----------------------

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                                 EXHIBIT "A"


                         NOTICE OF EXERCISE OF STOCK
                     OPTION AND RECORD OF STOCK TRANSFER

     I, the undersigned, hereby exercise my Stock Option granted by U S Liquids Inc. subject to all the terms, conditions and provisions thereof, and of the U S Liquids Inc. Amended and Restated Stock Option Plan referred to therein, and notify you of my desire to purchase _________ shares of Common Stock of the Company which were offered to me pursuant to said Option. Enclosed is my check in the sum of $_________________ in full payment for such shares.

     I understand that to the extent the Option granted to me otherwise qualifies as an Incentive Stock Option pursuant to Section 422 of the Internal Revenue Code, in order for tax benefits provided by Section 422 of the Internal Revenue Code to be applicable, I cannot dispose of any of the shares being acquired by me pursuant to this Option within one (1) year of the date they are received by me or within two (2) years from the date the Option was granted to me.
     Dated                                 .
           --------------------------------


                              -----------------------------------
                              Optionee's Signature

                                    RECEIPT

     Receipt is hereby acknowledged of the delivery to me by U S Liquids Inc. on ______________________ of stock certificates for _________________ shares of Common Stock purchased by me pursuant to the terms and conditions of U S Liquids Inc. Amended and Restated Stock Option Plan referred to above, which shares were transferred to me on the Company stock record books on
_____________________________.




                              -----------------------------------
                              Optionee



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